                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      JANUARY 18, 2001 (JANUARY 10, 2001)
                Date of Report (Date of earliest event reported)


                                    RLI Corp.
             (Exact name of Registrant as specified in its charter)


          ILLINOIS                     0-6612                   37-0889946
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)



                            9025 N. Lindbergh Drive
                               Peoria, IL 61615
                    (Address of principal executive offices)



                                 (309) 692-1000
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        Fourth Quarter and Year-End Earnings Announced

     On January 10, 2001 the Company released its earnings for the fourth quarter and year-end 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS.

         99.1   Press Release dated January 10, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RLI Corp.
Date:  January 18, 2001

                                       By: /s/ Michael A. Price
                                           -------------------------------
                                       Name:  Michael A. Price
                                       Title: Treasurer







                                     -3-